UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

SURGE HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd, Suite 104

Bartlett TN 38133

(Address of principal executive offices, including zip code)

901-302-9587

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2019, Surge Holdings, Inc. (the “Company”) sold a promissory note in the principal amount of $250,000.00 (the “Mitchell Note”) to Jack D. and Vanessa J. Mitchell, individuals (the “Investors”). The Mitchell Note accrues interest at a rate of eighteen percent (18%), compounded annually with an additional 100,000 shares of common stock of the Company. The Mitchell Note matures on November 4, 2020 (the “Maturity Date”) and it can be prepaid by the Company, in whole or in part, without penalty, at any time.

On November 6, 2019, the Company sold a promissory note in the principal amount of $100,000.00 (the “AN Note”) to AN Holdings, LLC, a Nevada limited liability company of which Mr. Anthony P. Nuzzo Jr., Chief Operating Officer of the Company and a member of the Company’s board of directors, is a managing member (“AN”). The AN Note accrues interest at a rate of fifteen percent (15%) per annum. On November 7, 2019, the Company repaid the outstanding balance of the AN Note.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Mitchell Note and the AN Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Mitchell Note and the AN Note, the forms of which are attached as Exhibits 10.1, and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No	Description
10.1	Promissory Note, issued by Surge Holdings, Inc. to Jack D. and Vanessa J. Mitchell on November 4, 2019
10.2	Promissory Note, issued by Surge Holdings, Inc. to AN Holdings, LLC on November 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE HOLDINGS, INC.

Date: November 15, 2019	By:	/s/ David C. Ansani
David C. Ansani
Chief Administrative Officer